Investor Presentation Summer 2021 Exhibit 99.1

Disclaimers 2 FORWARD-LOOKING STATEMENTS The words “Live Ventures,” “company” or “Company” refer to Live Ventures Incorporated and its wholly-owned subsidiaries. This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In accordance with the safe harbor provisions of this Act, statements contained herein that look forward in time that include everything other than historical information involve risks and uncertainties that may affect the company’s actual results. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. These forward-looking statements include, but are not limited to, statements regarding Annualized Sales, Annualized Revenue, and Projected Fiscal Year 2021 EBITDA. These statements are based on various estimates and assumptions, whether or not identified in this Presentation, believed to be reasonable at the time of preparation; however, no assurance can be given that any such estimates or valuations will ultimately be realized or that realizations will occur within the timeframes on which these estimates are made. Forward-looking information is inherently subjective and uncertain, and is not necessarily indicative of the future performance, nor is it a guaranty that such results will be attained. Forward-looking information is based on the assessment of various valuation and operating parameters, but actual future performance and market conditions are volatile and unpredictable. Live Ventures may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K and 10-Q, Current Reports on Form 8-K,in its annual report to stockholders, in press releases and other written materials, and in oral statements made by its officers, directors or employees to third parties. There can be no assurance that such statements will prove to be accurate and there are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the company, including, but not limited to, plans and objectives of management for future operations or products, the market acceptance or future success of our products, and our future financial performance. The company cautions that these forward-looking statements are further qualified by other factors, including, but not limited to, those set forth in the company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 (available at http://www.sec.gov). Live Ventures undertakes no obligation to publicly update or revise any statements in this Presentation, whether as a result of new information, future events, or otherwise. TRADEMARKS AND TRADENAMES Live Ventures owns or has the rights to various trademarks, service marks, and trade names that it uses in connection with the operation of its business. Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM, or SM symbols; but such references are not intended to indicate, in any way, that Live Ventures will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, and trade names.

Live Ventures 3 1968 Year Founded Las Vegas, NV Headquarters $198.7M Total Assets3 $263.3M Revenue (TTM)3 $34.5M Operating Income (TTM)3 $48.3M Cash and Availability3 LIVE Nasdaq Ticker Symbol $58.8M Current Market Capitalization4 Live Ventures provides investors a unique opportunity to own a diverse portfolio of growing middle-market companies. $127M Total Invested1 4 Main Platform Investments2 buy-build-hold strategy Revenue by Segment2 Retail 34% Steel Manufacturing 18% Flooring Manufacturing 48%

Differentiators 4 Long-term focused, buy-build-hold strategy Strategic focus on acquiring U.S.-based middle market growth companies, industry-agnostic Value-oriented with focus on accretive acquisitions Patient capital with opportunities to invest through new platforms and/or Investment in existing platforms (both organic and inorganic) Growing, diversified portfolio

Reasons to Invest in Live Ventures 5 Track-Record of Growth and Building Stockholder Value Patient Capital with Long-Term Investment Focus Diversified Capital Allocation Strategy Highly Invested Management Team Liquid Alternative to Investing in Middle Market P/E

Portfolio Timeline 6 In 2015, Live Ventures acquires Marquis Industries Inc. (“Marquis”) In 2016, Live Ventures acquires Vintage Stock Inc. (“Vintage Stock”) In 2020, Live Ventures acquires Precision Marshall (“Precision”) In 2021, Live Ventures acquires a minority stake in Salomon Whitney LLC (“SW Financial”)

Marquis Industries, Inc. 7 Quick Company Stats Year Acquired: 2015 FY2020 Annual Revenue2: $109.6M FY2020 Annual Operating Income2: $16.1M Company Description / Highlights Marquis is a leading carpet manufacturer and distributor of carpet and hard-surface flooring products focused primarily on the residential, niche commercial, and hospitality end-markets and serves thousands of customers Marquis has been an innovator and leader in the value-oriented polyester carpet sector, which is currently the market’s fastest-growing fiber category State-of-the-art operations enable high quality products, unique customization, and exceptionally short lead-times.

Vintage Stock, Inc. 8 Quick Company Stats Year Acquired: 2017 FY2020 Annual Revenue2: $69.6M FY2020 Annual Gross Profit2,6: $39.3M Company Description / Highlights Vintage Stock is an award-winning specialty entertainment retailer offering a large selection of entertainment products, including new and pre-owned movies, video games, and music products Buy/sell/trade model offers customers a unique value proposition through more than 60 retail locations and online  Strategically positioned across Arkansas, Colorado, Idaho, Illinois, Kansas, Missouri, New Mexico, Oklahoma, Texas, and Utah

Precision Marshall, Inc. 9 Quick Company Stats Year Acquired: 2020 3Q 2021 Quarterly Revenue7: $13.0M 3Q 2021 Quarterly Operating Income7: $1.9M Company Description / Highlights Precision is a North American leader in providing and manufacturing pre-finished de-carb free tool and die steel offering over 1,200 SKUs  For over 70 years, Precision has offered exemplary availability and value-added processing capabilities for its steel distributor customers saving providing them quick and accurate service and reducing their turnaround time and processing costs

Salomon Whitney LLC 10 Quick Company Stats Year Acquired: 20218 Company Description / Highlights SW Financial is a licensed broker-dealer and investment bank offering clients a broad range of products and services, including broker retailing of corporate equity and debt securities, private placement of securities, corporate finance consulting regarding mergers and acquisitions, broker selling of variable life insurance or annuities, and broker retailing of U.S. government and municipal securities SW Financial has over 70 registered representatives and is licensed to operate in all 50 states

Investment Oversight / Management 11 Jon Isaac President & Chief Executive Officer Eric Althofer Chief Operating Officer & Managing Director (Finance) Founder of Isaac Organization and the strategic investor behind Live Ventures, Mr. Isaac acquired the struggling nuclear servicing company in 2011 and repurposed Live Ventures into its current diversified holdings model Through both Isaac Organization and the company, Mr. Isaac has closed numerous multi-faceted real estate transactions and traditional buy-out transactions with a focus on creative structuring and financing  Before joining Live Ventures in 2021, Mr. Althofer served as a director of Capitala Investment Advisors, responsible for underwriting and executing middle-market debt transactions. Previously, Mr. Althofer also held roles in investment banking with Jefferies LLC and strategy & operations consulting at Deloitte Consulting

Financial Performance 12 The company reported record revenues in its 2021 third quarter of $69.1 million, and basic earnings per share (“EPS”) of $6.35, which represents an increase of 63% and 191%, respectively, over the same quarter last year. The company also reported net income attributable to Live Ventures’ stockholders of $9.9 million, and operating income of $8.2 million, representing an increase of 177% and 37%, respectively, over the same quarter last year. Revenue $M % Change Retail $21.7 52% Flooring Manufacturing $34.2 23% Steel Manufacturing $13.0 N/A Corporate $0.1 -7% 191% EPS grew to $6.35, a 191% increase over the same quarter last year

Financial Performance 13 Highlights of the third quarter of fiscal 2021, compared to the same period last year include: Revenues of $69.1 million; up 63% Gross profit of $25.1 million; up 50% Operating income of $8.2 million; up 37% Earnings per basic share of $6.35; up 191% Total cash and cash availability under its various lines of credit of $48.3 million Net cash provided by operating activities for the nine months ended June 30, 2021of $32.2 million 63% Revenues of $69.1 million up 63%  50% Gross profit of $25.1 million up 50% $48M Total cash & availability

Endnotes 14 * On August 2, 2021, the U.S. Securities and Exchange Commission (“SEC”) filed a civil complaint in the United States District Court for the District of Nevada naming Live Ventures Incorporated (the “Company”) and two of its executive officers as defendants. See the Company's Current Report on Form 8-K filed with the SEC on August 6, 2021. 1Represents the combined purchase prices of Marquis Industries ($30M –July 15, 2015), Vintage Stock ($60M –November 28, 2016),Precision Marshall ($31.5M –July 15, 2020, Lonesome Oak add-on acquisition for Marquis ($14M –January 31, 2020), and Salomon Whitney Financial LLC ($6M –June 14, 2020) 2Represents the 9 months ended as of June 30, 2021, Live Ventures’ main platform investments are Marquis, Vintage Stock, Precision Marshall and Salomon Whitney, LLC. Salomon Whitney Financial is currently reported as a minority interest and not included in segment level reporting 3As of June 30, 2021. Please reference 10-Q filed on August 16, 2021 for additional information  4As of October 5, 2021. Closing stock price of $37.46 and 1.571M common shares outstanding 5Please reference historically filed 10-K statements for annual historical revenue detail 6Vintage Stock financial information is reported under the Retail segment, which includes ApplianceSmart, and operating income for Vintage Stock standalone is not provided. Operating Income for the Retail segment for the year ended September 30, 2020 was $8.7MM  7Precision Marshall was acquired during the fiscal year of 2020 and standalone historical financial information has not been provided 8On June 14, 2021, Live Ventures acquired a 24.9% minority stake in Salomon Whitney, LLC pending FINRA approval of the remaining 75.1%

325 E Warm Springs Rd #102 Las Vegas, NV 89119 Phone: (702) 939-0231 Email: support@live-ventures.com